EXHIBIT 21.1

                           Subsidiaries of Foamex L.P.

1.       FCC

         a)       Legal name:  Foamex Capital Corporation
         b)       State of Incorporation:  Delaware
         c)       Ownership:  Wholly owned by Foamex L.P.

2.       Foamex Canada

         a)       Legal name:  Foamex Canada, Inc.
         b)       Jurisdiction of Organization:  Ontario, Canada
         c)       Ownership:  Wholly owned by Foamex L.P.

3.       Latin America

         a)       Legal name:  Foamex Latin America, Inc.
         b)       State of incorporation:  Delaware
         c)       Ownership:  Wholly owned by Foamex L.P.

4.       Foamex Mexico

         a)       Legal name:  Foamex Mexico, Inc.
         b)       State of incorporation:  Delaware
         c)       Ownership:  Wholly owned by Latin America

5.       Foamex Mexico II

         a)       Legal name:  Foamex Mexico II, Inc.
         b)       State of incorporation:  Delaware
         c)       Ownership:  Wholly owned by Latin America

6.       Grupo Foamex

         a)       Legal name:  Grupo Foamex de Mexico, S.A. de C.V.
         b)       Jurisdiction of incorporation:  Mexico
         c) Ownership: Owned 99.9% by Foamex Mexico; one share owned by Latin America

7.       TEFSA

         a)       Legal name:  Transformacion de Espumas y Filetros, S.A. de
                  C.V.
         b)       Jurisdiction of incorporation:  Mexico
         c) Ownership: Owned 99.9% by Foamex Mexico; one share owned by Grupo Foamex


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8.       Foamex de Mexico

         a)       Legal name:  Foamex de Mexico, S.A. de C.V.
         b)       Jurisdiction of incorporation:  Mexico
         c) Ownership: Owned 99.9% by Grupo Foamex Mexico; one share owned by Foamex Mexico II

9.       Colchones

         a)       Legal name:  Colchones y de Todo en Espuma, S.A. de
                  C.V.
         b)       Jurisdiction of incorporation:  Mexico
         c) Ownership: Owned 99.9% by Foamex de Mexico; one share owned by Pablo Mijares Ortega

10.      Foamex Asia

         a)       Legal name:  Foamex Asia, Inc.
         b)       State of incorporation:  Delaware
         c)       Ownership:  Wholly owned by Foamex L.P.

11.      General Felt

         a)       Legal name:  General Felt Industries, Inc.
         b)       State of incorporation:  Delaware
         c)       Ownership:  Wholly owned by Foamex L.P.

12.      Foamex Fibers

         a)       Legal name:  Foamex Fibers, Inc.
         b)       State of incorporation:  Delaware
         c)       Ownership:  Wholly owned by General Felt

13.      Foamex Delaware

         a)       Legal name:  Foamex Delaware, Inc. (formerly Foamex
                  Brazil, Inc.)

         b) State of incorporation: Delaware c) Ownership: Wholly owned by Foamex L.P.

11.      Foamex LLC

         a)       Legal name:  Foamex LLC
         b)       State of organization:  Delaware
         c)       Ownership:  Wholly owned by Foamex L.P.